SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)       April 24, 2003
                                                -------------------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------

         TEXAS                    0-28070                   75-2632781
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(State of Incorporation)     (Commission File No.)          (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                      (Zip Code)



                                (903) 586-9861
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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        (Former Name or Former Address, If Changed Since Last Report)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated April 24, 2003


Item 9.   Regulation FD Disclosure (Results of Operations and Financial
          Condition)

     On April 24, 2003, Jacksonville Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.



























                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JACKSONVILLE BANCORP, INC.


Date: 04/24/2003                   By: /s/Bill W. Taylor
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                                       Bill W. Taylor
                                       EVP/CFO